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                                                                   EXHIBIT 10.18


                                     FORM OF


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (THE "AGREEMENT"), dated the Effective Date (as defined below) by and between Summit Brokerage Services, Inc. a Florida corporation (the "Company"), and the person whose name appears on the signature page attached hereto (individually a "Holder" and, together with the holders of other shares of Common Stock Shares of the Company issued in the Company's private placement offering, hereinafter described as the "Holders").

         WHEREAS, pursuant to a Confidential Private Placement Memorandum dated October 14, 2002 (as amended and supplemented, the "Private Placement Memorandum"), the Company is offering for sale up to 20,000,000 shares (the "Offering") of its Common Stock, $.0001 par value per share (the "Common Stock Shares"), at a price of $.25 per share.; and.

         WHEREAS, pursuant to the terms of the Offering and in order to induce each of the Holders to enter into a certain subscription agreement and investment letter between the Company and each Holder (each a "Subscription Agreement" and together the "Subscription Agreements") to purchase Common Stock Shares, the Company has agreed to enter into this Agreement and grant to the Holders the registration rights herein.

         NOW, THEREFORE, in consideration of the premises, promises and the mutual covenants contained herein and in the Subscription Agreements, the Company and Holder hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Closing Date" shall be the date the Company closes the Offering.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Effective Date" shall mean the date the Company executes this Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Registrable Stock" shall mean the Common Stock Shares issued in connection with this Offering, excluding Common Stock Shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) which could be, in the opinion of counsel to the Company, publicly sold as of the date in question pursuant to Rule 144 under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Stock" shall mean the Common Stock Shares.




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2.       Registration Rights.

         (a)      "Piggyback Registration". Subject to the Lock-up Provision of
Section 5 herein, if the Company at any time after January 1, 2003 proposes to register any of its Common Stock under the Securities Act (other than in connection with (i) a registration on Form S-4 pertaining to a merger or similar transaction or (ii) registration on Form S-8, or similar forms) the Company shall request that the managing underwriter (if any) of such underwritten offering include the Registrable Stock in the registration statement for the underwritten offering in such registration. If such managing underwriter agrees to include the Registrable Stock in the registration statement relating to the underwritten offering, the Company shall at such time give prompt written notice to all Holders of its intention to effect such registration and of such Holders' right under such proposed registration, and upon the request of any such Holder delivered to the Company within twenty (20) days after giving such notice (which request shall specify the Registrable Stock intended to be disposed of by such Holder), the Company shall use its reasonable best efforts to include such Registrable Stock held by such Holder requested to be included in such registration; provided, however, that:

                  (i) if the managing underwriter in such underwritten offering shall advise the Company that it declines to include a portion or all of the Registrable Stock requested by the Holders to be included in the registration statement, then distribution of all or a specified portion of the Registrable Stock shall be excluded from such registration statement (in case of an exclusion as to a portion of the Registrable Stock, such portion to be excluded shall be allocated among such Holders and any affiliates of the Company including securities to be registered in such underwritten offering in proportion to the respective number of Registrable Stock and other securities requested to be registered by each such Holder and affiliate). In such event the Company shall give the applicable Holders prompt notice of the number of Registrable Stock excluded from such registration at the request of the managing underwriter. No such exclusion shall reduce the securities being offered by the Company for its own account to be included in such registration statement;

                  (ii) the Company may, in its sole discretion and without the consent of the Holders, delay the filing or effectiveness of the registration statement or withdraw such registration statement and abandon the proposed offering in which the Holders had requested to participate, but any abandonment shall not preclude subsequent request for registration pursuant to this Section 2 (a).

         (b) Option to Include Registrable Stock in Offering. The Holder, subject to the provisions of Section 2(a), shall have the option to include any of the Holder's Registrable Stock in the registration statement. The Company shall not be required to include Holder's Registrable Stock in the registration statement relating to an underwritten offering of the Company's securities unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and Holder agrees to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

         (c) Other Registration. The Company hereby agrees to use its reasonable best efforts on one occasion to file, within sixty (60) business days from the closing of this Offering, a registration statement with the Commission to permit the Registrable Stock to be resold to the public, subject to the Lock-up Provision under Section 5 hereof; provided however, that such period may be extended or delayed by the Company for one period of up to 180 days if, upon the advice of counsel at the time such registration is required to be filed, or at the time the Company is required to exercise its best efforts to cause such registration statement to become effective, such delay is advisable and in the best interests of


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the Company because of the existence of non-public material information
(including, without limitation, any pending financing, acquisition, corporate reorganization or other material transactions involving the Company), or to allow the Company to complete any audit of its financial statements without requiring the Company to perform any audit not otherwise necessary. The Company shall be entitled to include in any registration statement referred to in this
Section 2(c), shares of Common Stock to be sold by the Company for its own account and if so, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 2(a).

         (d) Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Stock.

3. Registration Procedures. If and whenever the Company is required by provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Stock under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided).

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 3(a) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to each seller of Registrable Stock such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

         (d) use its reasonable best efforts to register and qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the sellers of the Registrable Stock or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller of Registrable Stock to consummate the public sale or other disposition in such jurisdictions of the Registrable Stock owned by such seller, except that the Company shall not for any such purpose be required to: (i) qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process or be subject to any escrow or other similar conditions; or (ii) take any other actions or submit itself or its directors or officers to any restrictions, obligations or burdens having a material adverse economic effect on it or them;

         (e) use its reasonable best efforts to list or cause to be quoted such securities on any securities exchange or national quotation service on which any securities of the Company are then listed or quoted, if the listing or quotation of such securities is then permitted under the rules of such exchange or national quotation service;


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         (f)      enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering; and

         (g) notify each seller of Registrable Stock and each underwriter under such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         For purposes of Sections 3(a) and 3(b) hereof, the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or 180 days after the expiration of the Lock-up Provision of Section 5.

         The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying of all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Stock.

         In connection with each registration covering an underwritten public offering, the Company and Holder agree to enter into a written agreement with the managing underwriter containing such provisions as are customary in the securities business for such an arrangement between an underwriter and companies of the Company's size and investment stature.

4. Expiration of Registration Rights. The obligations of the Company to register shares of the Registrable Stock under Section 2 of this Agreement, shall terminate two (2) years after the Closing Date, unless such obligations terminate earlier in accordance with the terms of this Agreement.

5.       Lock-up Provision.

         (a) The Holder agrees that he will not sell, transfer, assign, hypothecate or otherwise dispose of any shares of Registrable Stock without the prior written consent of the Company until the earlier of: (i) with respect to fifty percent (50%) of the Registrable Stock, six (6) months from and after the registration statement covering Registrable Stock has been declared effective by the Commission; and (ii) with respect to all shares of Registrable Stock, twelve
(12) months from and after the registration statement covering Registrable Stock has been declared effective by the Commission.

         (b) Holder agrees that in connection with a registration statement pursuant to which Holder's Registrable Stock has been registered in an underwritten offering, the managing underwriter may, by notice to the Holder under Section 2 effected by either the Company or the managing underwriter, unilaterally subject the Registrable Stock to a lock-up period not to exceed the lesser of (i) the lock-up period imposed on any affiliate of the Company and
(ii) the lock-up period imposed on any non-employee, non-director shareholders of the Company, pursuant to which the Holder may not sell the Registrable Stock during such lock-up period; and, in such event, Holder hereby agrees to such lock-up. Any such lock-up period may be further shortened, in the sole discretion of the managing underwriter.


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6.       Expenses. All expenses incurred by the Company in complying with the provisions of this Agreement, including, without limitation, all filing fees, printing expenses, fees and disbursements of Company counsel and independent public accounts for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars and costs of issuance, but excluding any Selling Expenses and expenses of counsel for any Holder of the Registrable Stock, are called "Registration Expenses." All underwriting discounts, selling commissions and underwriter expense reimbursement allowances applicable to the sale of Registrable Stock, any stock transfer taxes incurred with respect to the sale of Registrable Stock, as well as all fees and expenses of counsel for any Holder, are called "Selling Expenses."

The Company will pay all Registration Expenses in connection with each registration of Registrable Stock pursuant to the provisions of this Agreement. All Selling Expenses in connection with each such registration statement shall be borne by the participating Holders in proportion to the number of shares sold by each, or by such participating Holders other than the Company (except to the extent the Company shall be a seller) as they may agree.

7. Indemnification. In the event any Registrable Stock are included in a registration statement pursuant to this Agreement:

         (a) Company Indemnity. To the extent permitted by law, the Company shall indemnify and hold harmless the Holder thereunder, its officers and directors, each underwriter of such Registrable Stock thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which they may become subject under the Securities Act or other federal or state law, insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall reimburse the Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; or (ii) such Holder's failure to deliver a copy of the final prospectus as then amended or supplemented after the Company has furnished such Holder with a sufficient number of copies of the same, but only if delivery of same is required by law and the same would have cured the defect giving rise to any such loss, claim, damage, liability, expense or action.

         (b) Holder Indemnity. In the event of a registration of any of Holder's Registrable Stock under the Securities Act pursuant to the provisions of this Agreement, Holder shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement (or prospectus contained therein) and Holder will indemnify and hold harmless to the extent permitted by law, the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, liabilities or expenses to which the Company or such officer, director, underwriter or


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controlling person may become subject under the Securities Act or other-wise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any statements or information provided by Holder to the Company or underwriter in connection with the offer and sale of Registrable Stock.

         (c) Notice; Right to Defend. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party, shall permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent. Failure of notice by a seller of Registrable Stock entitled to indemnification hereunder will not relieve the Company of its obligations under this Section 7 unless the Company is actually prejudiced thereby.

         (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to the Holder of the Registrable Stock sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Stock).

         (e) Survival of Indemnity, The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Stock by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

8. Rule 144 Reporting. The Company covenants that it will use its best efforts to timely file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder to enable Holder to sell Registrable Stock without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

9. Assignment of Registration Rights. The rights of the Holder under this Agreement, including the rights to cause the Company to register Registrable Stock may not be assigned without the written prior


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consent of the Company. In the event of any transfer, the transfer will only be permitted if the transferee agrees to be bound by the provisions of this Agreement.

10.      Notices.

         (a) All communications under this Agreement shall be in writing and shall be mailed by certified mail return receipt requested, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

                  (i)      If to the Company, at:

                           Summit Brokerage Services, Inc.
                           980 North Federal Highway
                           Suite 310
                           Boca Raton, Florida  33432
                           Attn: Marshall T. Leeds, Chief Executive Officer

or at such other address as it may have furnished in writing to the Holder of Registrable Stock at the time outstanding, or

                  (ii) if to the Holder of any Registrable Stock, to the address of such Holder as it appears in the stock ledger of the Company.

         (b) Any notice so addressed, when mailed by certified mail return receipt requested shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight delivery service shall be deemed to be given when delivered.

11. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder.

12. Amendment, Waiver and Termination. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder.

13. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

14. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Florida, without giving effect to conflicts of law principles.

15. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

16. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.


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17.      Entire Agreement. This Agreement expresses the entire understanding of the company and the Holder with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings of the Company and the Holder with respect to the subject matter hereof.



         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date executed by the Company below.

SUMMIT BROKERAGE SERVICES, INC.           HOLDER

By:
   ------------------------------------
                                          By:
   Name:                                 -----------------------------------
        -------------------------------             Signature of Holder
   Position:
            ---------------------------

   Date: __________________, 200_


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                                                    Print Name of Holder

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                                                   Print Address of Holder


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                                                          Date